                                                                    EXHIBIT 10.2

THIS WARRANT, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE REOFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO (1) REGISTRATION OR
(2) AN OPINION OF COUNSEL FOR THE COMPANY OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                                     WARRANT

                      To Purchase Shares of Common Stock of

                              STAN LEE MEDIA, INC.

                                  July 31, 2000

     Stan Lee Media, Inc., a Colorado corporation (the "Company"), for value received, hereby certifies that Venture Soft Co., Ltd., or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, upon exercise of this Warrant to purchase from the Company 100,000 shares of Common Stock, no par value, of the Company ("Common Stock"). Until adjusted as provided by the terms of this Warrant, the exercise price per share (the "Exercise Price") shall be equal to the closing price of the Common Stock on the date hereof. The shares issuable upon exercise or conversion of this Warrant as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares."

     This Warrant is further subject to the following provisions, terms and conditions:

     1. Term. This Warrant may be exercised by the Holder, in whole or in part, at any time before the close of business on the date five years after the date hereof.

     2. Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part (but not as to any fraction of a share of Common Stock), by surrendering this Warrant, with the Exercise Form attached hereto as Exhibit A filled-in and duly executed by such Holder or by such Holder's duly authorized attorney, to the Company at its principal office accompanied by payment of the Exercise Price in the amount of the Exercise Price multiplied by the number of shares as to which the Warrant is being exercised. The Exercise Price may be paid by in the form of a check or wire transfer of funds.

     3. Conversion of Warrant
        (a) The Holder shall also have the right (the "Conversion Right") at any time when this Warrant may be exercised to convert all or any portion of this Warrant into such number of shares (rounded to the nearest whole share) of Company Common Stock equal to the quotient obtained by dividing (i) the "Aggregate Warrant Spread" as of the date the Conversion Right is exercised, by (ii) the "Market Price of the Common Stock" as of the date the Conversion Right is exercised. The Conversion Right shall be exercisable at any time that this Warrant is exercisable pursuant to Section 1 above, by surrendering this Warrant with the Conversion Form attached hereto as Exhibit B filled-in and duly executed by such Holder or by such Holder's duly authorized attorney to the Company at its principal office.

        (b) For purposes of this Section 3, the "Aggregate Warrant Spread" of all or a portion of this Warrant as of a particular date shall equal (i) the Market Price of the Common Stock multiplied by the number of shares of Common Stock purchasable upon exercise of all or such portion of this Warrant on such date, minus (ii) the Exercise Price multiplied by the number of shares of Common Stock purchasable upon exercise of all or such portion of this Warrant on such date. For purposes of this Warrant, the "Market Price of the Common Stock" as of a particular date shall equal: (i) if the Common Stock is traded on an exchange or is quoted on either the Nasdaq National Market or Small-Cap Market, then the average of the closing or last sale prices, respectively, reported for the five (5) trading days immediately preceding such date, or (ii) if the Common Stock is not traded on an exchange, the Nasdaq National Market, or the Nasdaq Small-Cap Market but is traded in the local over-the-counter market, then the average of the mid-points between the highest bid and lowest asked quotations for each of the five (5) trading days immediately preceding such date.

     4. Effective Date of Exercise or Conversion. Each exercise or conversion of this Warrant shall be deemed effective as of the close of business on the day on which this Warrant is surrendered to the Company as provided in Section 2 or
Section 3(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise or conversion shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates. Within ten (10) days after the exercise or conversion of this Warrant in full or in part, the Company will, at its expense, cause to be issued in the name of and delivered to the Holder or such other person as the Holder may (upon payment by such Holder of any applicable transfer taxes) direct: (i) a certificate or certificates for the number of full Warrant Shares to which such Holder is entitled upon such exercise or conversion, and (ii) unless this Warrant has expired, a new Warrant or Warrants (dated the date hereof and in form identical hereto) representing the right to purchase the remaining number of shares of Common Stock, if any, with respect to which this Warrant has not then been exercised or converted.

     5. Adjustments to Exercise Price. The above provisions are, however, subject to the following:

        (a) (i) If the Company shall at anytime after the date of this Warrant subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, then the number of shares of Common Stock for which this Warrant may be exercised as of immediately prior to the subdivision, combination or record date for such dividend payable in Common

        Stock shall forthwith be proportionately decreased, in the case of combination, or increased, in the case of subdivision or dividend payable in Common Stock.

             (ii) If the Company shall at anytime after the date of this Warrant subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, the Exercise Price in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in Common Stock.

        (b) If any capital reorganization or reclassification of the capital stock of the Company, or share exchange, combination, consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, share exchange, combination, consolidation, merger or sale, lawful and adequate provision shall be m4ade whereby the Holder shall thereafter have the right to receive upon exercise of this Warrant upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company into which this Warrant could be exercisable or convertible, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the maximum number of shares of such stock issuable upon exercise of this Warrant, and in any such case appropriate provisions shall be made with respect to the rights and interests of Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and of the number of shares purchasable upon exercise or conversion of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise or conversion hereof. The Company shall not effect any such share exchange, combination, consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such share exchange, combination, consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder may thereafter be entitled to receive upon exercise or conversion of this Warrant.

        (c) If at anytime after the date of this Warrant the Company distributes to all holders of Common Stock any assets (excluding ordinary cash dividends), debt securities, or any rights or warrants to purchase debt securities, assets or other securities (including Common Stock), the Exercise Price shall be adjusted in accordance with the formula:

                                1
                               E = E x (O x M) - F
                               -------------------
                                      O x M

     where:

                            1
                           E =   the adjusted Exercise Price.
                           E =   the current Exercise Price.
                           M =   the average market price of Common Stock
                                 for the 30 consecutive trading days
                                 commencing 45 trading days before the record date mentioned below.
                           O =   the number of shares of Common Stock
                                 outstanding on the record date mentioned below.
                           F =   the fair market value on the record date
                                 of the aggregate of all assets, securities, rights or warrants distributed. The
                                 Company's Board of Directors shall determine the fair market value in the exercise of its reasonable judgment.

     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

        No adjustment of the Exercise Price, however, shall be made in an amount less than 1% of the Exercise Price in effect on the date of such adjustment, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any such adjustment so carried forward, shall be an amount equal to or greater than 1% of the Exercise Price then in effect.

        (e) Upon any adjustment of the Exercise Price, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares for which this Warrant may be exercised, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     6. Common Stock. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company. Holders shall have "piggy back" registration rights, subject to any registration rights agreements in force as of the date hereof, with respect to the shares of Common Stock underlying this Warrant.

     7. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company unless and until exercised or converted pursuant to the provisions hereof.

     8. Transfer of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company in substantially the form as

Exhibit C hereto. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

     9. Covenants of the Company. The Company covenants and agrees that all shares which may be issued upon conversion of this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that the Company will at all times have authorized, and reserved for the purpose of issue upon exercise hereof, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

     10. Certain Notices. The Holder shall be entitled to receive from the Company immediately upon declaration thereof and at least ten (10) business days prior to the record date for determination of shareholders entitled thereto or to vote thereon (or if no record date is set, prior to the event), written notice of any event which could require an adjustment pursuant to Section 5 hereof or of the dissolution or liquidation of the Company. All notices hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:


if to Holder, to:

         Jonathan W. Rodgers
         Venture Soft Co., Ltd.
         Imperial Tower 14th Floor
         1-1-1 Uchisaiwaicho
         Chiyoda Ku, Tokyo 100-0011

                  Japan

if to the Company to:

         Stan Lee Media
         15821 Ventura Blvd. Suite 675
         Encino, CA 91436


     Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

     11. Miscellaneous.

        (a) No amendment, modification or waiver of any provision of this Warrant shall be effective unless the same shall be in writing and signed by the holder hereof.

        (b) This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its authorized officer and dated as of the date stated above.

                                      STAN LEE MEDIA, INC.


                                      By:
                                         ---------------------------------------

                                      Title:
                                            ------------------------------------

                                                                       Exhibit A

NOTICE OF EXERCISE OF WARRANT --        To Be Executed by the  Registered Holder
-----------------------------           in Order to Exercise the Warrant


     The undersigned hereby irrevocably elects to exercise the attached Warrant
to purchase, for cash pursuant to Section 2 thereof,                  shares of
                                                     ----------------
Common Stock issuable upon the exercise of such Warrant. The undersigned requests that certificates for such shares be issued in the name of
                                  .  If this Warrant is not fully exercised, the
----------------------------------
undersigned requests that a new Warrant to purchase the balance of shares remaining purchasable hereunder be issued in the name of

                              .
------------------------------



Date:
       ----------, ------      -------------------------------------------------
                               [name of registered Holder]


                               -------------------------------------------------
                               [signature]


                               -------------------------------------------------
                               [street address]


                               -------------------------------------------------
                               [city, state, zip]


                               -------------------------------------------------
                               [tax identification number]

                                                                       Exhibit B

NOTICE OF CONVERSION OF WARRANT --     To Be Executed by the  Registered  Holder
-------------------------------        in Order to Convert the Warrant on a
                                       Cashless Basis


     The undersigned hereby irrevocably elects to convert, on a cashless basis,
a total of                shares of Common Stock otherwise purchasable upon
           --------------
exercise of the attached Warrant into such lesser number of shares of Common Stock as determined by Section 3 of the Warrant. The undersigned requests that certificates for such shares be issued in the name of
                                  . If this Warrant is not fully converted, the
----------------------------------
undersigned requests that a new Warrant to purchase the balance of shares remaining purchasable hereunder be issued in the name of
                            .
----------------------------

Date:
       ---------, ------    ----------------------------------------------------
                            [name of registered Holder]


                            ----------------------------------------------------
                            [signature]


                            ----------------------------------------------------
                            [street address]


                            ---------------------------------------------------
                            [city, state, zip]


                            ---------------------------------------------------
                            [tax identification number]

                                                                       Exhibit C

                                 ASSIGNMENT FORM


(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

------------------------------------------------------------------------------
(Please Print)

whose address is
                ----------------------------------------------------------------


------------------------------------------------------------------------------
(Please Print)


Dated:                       , 200 .
       ---------------------

Holder's Signature:
                    ---------------------------------

Holder's Address:
                  -----------------------------------


-----------------------------------------------------

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.